UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION

             Information Statement Pursuant to Section 14(c) of the
                        Securities Exchange Act of 1934

Check the appropriate box:

[X]    Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]    Definitive Information Statement

[ ]    Definitive Additional Materials

[ ]    Soliciting Material Under ss.240.14(a)(12)


                                             ALLEGIANT FUNDS
                             (Name of Registrant as Specified in Its Charter)

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              pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4)   Proposed maximum aggregate value of the transaction:

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[ ]    Check box if any part of the fee is offset as provided by Exchange Act
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       paid previously. Identify the previous filing by registration statement
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

            IMPORTANT NEWS ABOUT ALLEGIANT INTERNATIONAL EQUITY FUND


October __, 2009


Dear Shareholders of the Allegiant International Equity Fund:

The enclosed Information Statement details updates concerning the sub-adviser structure of the Allegiant International Equity Fund (the "Fund") of Allegiant Funds (the "Trust").

On September 29, 2009, PNC Capital Advisors, Inc. and Allegiant Asset Management Company ("Allegiant") merged and formed a new entity named PNC Capital Advisors, LLC ("PNC Capital") (the "Merger"). The Merger resulted in a "change of management" of Allegiant, the Trust's investment adviser prior to September 29, 2009, because the principal executive officers and directors of PNC Capital differ in part from the principal executive officers and directors of Allegiant. Consequently, this change in management may have been considered an assignment and termination of the Trust's prior Investment Advisory Agreement with Allegiant (the "Prior Investment Advisory Agreement") and an assignment and termination of the Sub-Advisory Agreement between Allegiant and Polaris Capital Management, LLC ("Polaris") on behalf of the Fund (the "Prior Polaris Sub-Advisory Agreement"). In anticipation of the Merger, the Board of Trustees of the Trust (the "Board") approved an Interim Investment Advisory Agreement with PNC Capital. The Interim Investment Advisory Agreement contains substantially similar terms as the Prior Investment Advisory Agreement, including identical fees. The Interim Investment Advisory Agreement took effect on September 30, 2009 and will remain in effect for 150 days. Additionally, the Board approved a new Investment Advisory Agreement with PNC Capital (the "New Investment Advisory Agreement") also on substantially similar terms as the Prior Investment Advisory Agreement, including identical fees. The New Investment Advisory Agreement will be submitted to the Trust's shareholders under a Proxy Statement for approval in the fourth quarter of 2009.

The Trust has an exemptive order from the U.S. Securities and Exchange Commission that allows certain sub-adviser changes to be made without shareholder approval (the "Manager of Managers Order"). In light of the Merger and the assignment and termination of the Prior Polaris Sub-Advisory Agreement discussed above, the Board approved, with respect to the Fund, a new Sub-Advisory Agreement with Polaris (the "New Polaris Sub-Advisory Agreement"). The New Polaris Sub-Advisory Agreement contains substantially similar terms as the Prior Polaris Sub-Advisory Agreement, including identical fees. The Board has also approved the appointment of GE Asset Management Incorporated ("GEAM" and, together with Polaris, the "Sub-Advisers"), a wholly-owned subsidiary of General Electric Company, as an additional sub-adviser to the Fund effective September 30, 2009. The Manager of Managers Order requires that this Information Statement be sent to you to inform you of these updates with respect to the sub-adviser structure of the Fund.

As the Trust's investment adviser effective September 30, 2009, PNC Capital oversees the Sub-Advisers.

This Information Statement provides more information about the Sub-Advisers, including their investment processes and styles. Please read this Information Statement and call us at 1-800-622-FUND (3863) if you have any questions.

On behalf of the Board, I thank you for your continued investment in the Fund.

Sincerely,

------------------
President

                                 ALLEGIANT FUNDS

                              INFORMATION STATEMENT

                               TO SHAREHOLDERS OF
                     THE ALLEGIANT INTERNATIONAL EQUITY FUND

This document is an Information Statement and is being furnished to shareholders of the Allegiant International Equity Fund (the "Fund"), a series of Allegiant Funds (the "Trust"), in lieu of a proxy statement pursuant to the terms of an exemptive order from the U.S. Securities and Exchange Commission that allows certain sub-adviser changes to be made without shareholder approval (the "Manager of Managers Order"). Specifically, the Manager of Managers Order previously permitted Allegiant Asset Management Company ("Allegiant"), the investment adviser to the Trust prior to September 30, 2009, and currently permits PNC Capital Advisors, LLC ("PNC Capital"), the investment adviser to the Trust effective September 30, 3009, and the Board of Trustees of the Trust (the "Board") to appoint additional sub-advisers, terminate and replace sub-advisers, and materially amend existing sub-advisory agreements without prior approval of the Trust's shareholders.

Under the Manager of Managers Order, if Allegiant/PNC Capital retains a new sub-adviser or materially amends an existing sub-advisory agreement between Allegiant/PNC Capital and a sub-adviser, shareholders of the affected fund of the Trust are required to be provided an Information Statement explaining any changes and disclosing the aggregate fees to be paid to the sub-advisers as a result of those changes. The Board reviews the sub-advisory agreements annually. Forms of sub-advisory agreements for each of Polaris Capital Management, LLC ("Polaris") and GE Asset Management Incorporated, a wholly-owned subsidiary of General Electric Company ("GEAM" and, together with Polaris, the "Sub-Advisers"), are attached to this Information Statement as Appendix A and Appendix B, respectively.

This Information Statement is being mailed on or about October __, 2009 to the shareholders of the Fund of record as of September 8, 2009 (the "Record Date"). PNC FINANCIAL SERVICES GROUP, INC. WILL BEAR THE EXPENSES INCURRED IN CONNECTION WITH PREPARING THIS INFORMATION STATEMENT. As of the Record Date, the total outstanding shares of each of Class A, Class C and Class I of the Fund were 905,741.985, 23,642.163 and 21,991,808.698, respectively. Information on shareholders who owned beneficially 5% or more of the shares of the Fund as of the Record Date is set forth in Appendix C. To the knowledge of the Trust, the executive officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of the Fund and of the Trust as of the Record Date.

                  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                       REQUESTED NOT TO SEND US A PROXY.

APPOINTMENT OF POLARIS AND GEAM AS SUB-ADVISERS

On September 29, 2009, PNC Capital Advisors, Inc. and Allegiant merged and formed PNC Capital (the "Merger"). The Merger resulted in a "change of management" of Allegiant, the Trust's investment adviser prior to September 29, 2009, because the principal executive officers and directors of PNC Capital differ in part from the principal executive officers and directors of Allegiant. Consequently, this change in management may have been considered an assignment and termination of the Trust's prior Investment Advisory Agreement with Allegiant (the "Prior Investment Advisory Agreement") and an assignment and termination of the Sub-Advisory Agreement between Allegiant and Polaris on behalf of the Fund (the "Prior Polaris Sub-Advisory Agreement"). In anticipation of the Merger, on August 25, 2009, the Board approved an Interim Investment Advisory Agreement with PNC Capital. The Interim Investment Advisory Agreement contains substantially similar terms as the Prior Investment Advisory Agreement, including identical fees. The Interim Investment Advisory Agreement took effect upon the consummation of the Merger and will remain in effect for 150 days. Additionally, on August 25, 2009, the Board approved a new Investment Advisory Agreement with PNC Capital (the "New Investment Advisory Agreement") also on substantially similar terms as the Prior Investment Advisory Agreement, including identical fees. The New Investment Advisory Agreement will be submitted to the Trust's shareholders under a Proxy Statement for approval by shareholders in the fourth quarter of 2009.

Pursuant to the Manager of Managers Order and in light of the Merger and the assignment and termination of the Prior Polaris Sub-Advisory Agreement discussed above, on August 25, 2009, the Board approved, with respect to the Fund, a new Sub-Advisory Agreement with Polaris (the "New Polaris Sub-Advisory Agreement"). The New Polaris Sub-Advisory Agreement contains substantially similar terms as the Prior Polaris Sub-Advisory Agreement, including identical fees. There are also no proposed changes to the Polaris portfolio management team. On August, 25, 2009, the Board also approved the appointment of GEAM as an additional sub-adviser to the Fund effective September 30, 2009 pursuant to a Sub-Advisory Agreement between PNC Capital and GEAM (the "GEAM Sub-Advisory Agreement" and, together with the New Polaris Sub-Advisory Agreement, the "Sub-Advisory Agreements"). The addition of GEAM as a sub-adviser to the Fund did not result in any change in the Fund's investment objective, policies or strategies as disclosed in the Fund's prospectus. The Manager of Managers Order requires that this Information Statement be sent to you to inform you of these updates with respect to the sub-adviser structure of the Fund.

PNC Capital has allocated the Fund's assets between a growth strategy ("International Growth Component") and a value strategy ("International Value Component"). PNC Capital manages the International Growth Component. Polaris and GEAM furnish investment advisory services to the International Value Component.

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of Polaris, GEAM or their parents, subsidiaries or affiliated companies. In addition, since June 1, 2008, the beginning of the Trust's most recently completed fiscal year, no Trustee of the Trust has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which Polaris or GEAM, or any of their parents or subsidiaries or any subsidiaries of a parent of any such entities was or is to be a party. Mr. Durkott and Mr. Gherlein, Trustees of the Trust, are considered "interested persons" of the Trust because Mr. Durkott owns shares of GEAM's parent and because Mr. Gherlein may be deemed to be a beneficial owner of shares of GEAM's parent as a result of his wife's ownership of shares. Further, no director or officer of Allegiant/PNC Capital owns 1% or more of the outstanding securities of any class of equity or debt of Polaris, GEAM or their parents, subsidiaries or affiliated companies.

BOARD CONSIDERATION OF THE SUB-ADVISORY AGREEMENTS

On August 25, 2009, the Board, including all of the Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), met and approved the Sub-Advisory Agreements.

In connection with such approvals, the Trustees considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of the Sub-Adviser's proposed services, experience and qualifications. Counsel provided the Trustees with a memorandum related to their consideration of the Sub-Advisory Agreements. The information considered by the Trustees with regard to each Sub-Adviser included: (i) the nature, extent, and quality of the services to be provided by the Sub-Adviser, including, but not limited to, a review of the complexity of the services to be provided; (ii) the experience and qualifications of the personnel proposed to provide such services; (iii) the investment performance of the Sub-Adviser as compared with benchmark indices;
(iv) an evaluation of the proposed sub-advisory fee structure versus the standard fee structures of other clients of the Sub-Adviser having comparable investment policies and limitations; (v) the Adviser's and Polaris' direct and indirect costs incurred in providing sub-advisory services; (vi) any incidental non-monetary benefits expected to be realized through the Sub-Adviser's relationship with the Fund; and (vii) any ancillary services provided by the Sub-Adviser and its affiliates. The Trustees also reviewed information concerning each Sub-Adviser's compliance procedures and controls.

The Board, including all of the Independent Trustees, also received presentations from representatives of the Sub-Advisers and discussed the written materials that had been provided by the Sub-Advisers with respect to the proposed approval of the Sub-Advisory Agreements, as discussed below. After reviewing this information and such other matters as the Trustees considered necessary to the exercise of their reasonable business judgment, the Board and the Independent Trustees concluded that the proposed compensation payable under the Sub-Advisory Agreements was fair and equitable with respect to the Fund and approved the Sub-Advisory Agreements.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY THE SUB-ADVISERS

The Board considered each Sub-Adviser's proposed portfolio management services and activities related to portfolio management. The Board reviewed each Sub-Adviser's use of technology, research capabilities, risk management and investment management staff. The Board discussed each Sub-Adviser's experience and the qualifications of the personnel proposed to provide services, including the background, experience and responsibilities of the members of the portfolio management teams. Senior management of each Sub-Adviser discussed the structure and operations of the asset management business of the Sub-Adviser. In the case of Polaris, the Board also considered its periodic meetings with the portfolio managers and other employees of Polaris. The Board reviewed each Sub-Adviser's management structure, assets under management and investment philosophies and processes. The Board reviewed the profitability report for the Fund with respect to Polaris, and discussed other benefits that may accrue to each Sub-Adviser and its affiliates, if any, due to the relationships with the Fund, including any non-monetary benefits accruing to the Sub-Adviser and/or its affiliates as a result of the Sub-Adviser's position with the Fund such as soft dollar benefits. The Board also reviewed and discussed each Sub-Adviser's compliance policies and procedures, including interaction by the Sub-Advisers with the Trust's Chief Compliance Officer and, in the case of Polaris, prior compliance with the Prospectus and Statement of Additional Information. The Board concluded that Polaris and GEAM each have the capabilities, resources and personnel necessary to sub-advise the Fund.

INVESTMENT PERFORMANCE OF THE FUND

In considering the prior investment performance of Polaris, the Board compared the investment performance of the international value component of the Fund to the performance of the MSCI EAFE Index (the "Index"). The Trustees considered the short- and long-term performance of the international value component of the Fund, including any periods of outperformance or underperformance versus the Index. With respect to GEAM, the Board compared GEAM's historical performance versus that of the Index and a peer group comprised of international large cap core funds. The Board also reviewed each Sub-Adviser's proposed investment approach for the Fund, including the Sub-Advisers' investment philosophy, policies, techniques and strategies. The Board concluded that the performance of the international value component of the Portfolio and GEAM's historical performance were generally competitive with the Index and peer group.

COSTS OF THE SERVICES AND PROFITABILITY

The Board reviewed and discussed information concerning revenues received by Polaris under the Sub-Advisory Agreement and the expenses Polaris incurs in connection with managing the Fund. The Board reviewed profitability reports for the Fund presented by the Adviser and Polaris. The Board discussed the other benefits that may accrue to each Sub-Adviser and its affiliates due to its relationship with the Fund. The Board concluded that the profits received by Polaris were reasonable in view of the services provided or to be provided to the Fund. The Board considered the factor of profitability to GEAM as a result of the proposed subadvisory relationship with the Fund. Because GEAM's subadvisory relationship with the Fund was new, the Board determined that it was not possible to accurately assess their expected profitability.

FEES

The Board considered the proposed sub-advisory fees under the Sub-Advisory Agreements. The Board evaluated the competitiveness of the sub-advisory fees based upon information supplied by each Sub-Adviser about the standard fees charged to other clients. The Board concluded that the sub-advisory fees are reasonable. The Board also considered that the sub-advisory fee rates were negotiated at arm's length between Allegiant/PNC Capital and each Sub-Adviser, that Allegiant/PNC Capital compensates each Sub-Adviser from its own advisory fees and that the aggregate advisory fee payable by the Fund was deemed reasonable by the Board. In addition, the Board considered that neither the advisory fee nor other expenses of the Fund would increase as a result of the retention of GEAM and Polaris. The Board noted that economies of scale were not considered relevant because the Sub-Advisory fees are paid by PNC Capital, not the Fund or its shareholders, and therefore the fee breakpoints that decrease the fee rate as assets increase could have no impact on the Fund's expense ratio.

APPROVAL OF THE SUB-ADVISORY AGREEMENTS

The Board weighed and balanced the information presented and based its decision on the totality of the circumstances. Based upon the information reviewed and material factors considered, without any one factor being dispositive, or considered in isolation, the Board, including all of the Independent Trustees, concluded that the proposed sub-advisory fees to be paid by PNC Capital to the Sub-Advisers were reasonable in light of the services to be provided by the Sub-Advisers, that the Sub-Advisory Agreements were fair and in the best interests of the Fund and that the Sub-Advisory Agreements should be approved.

POLARIS

Polaris has served as Sub-Adviser to the International Value Component of the Fund's portfolio, subject to the supervision of Allegiant/PNC Capital and the Board, since August 31, 2005. Polaris is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Since 1995, Polaris has served as a global and international equity manager, serving the investment needs of pension plans, endowment funds and institutional and individual accounts. Polaris is located at 125 Summer Street, Suite 1470, Boston, Massachusetts. As of June 30, 2009, Polaris managed approximately $2.1 billion in assets. Bernard Horn, Jr., Polaris' founder, owns all of the voting interests of Polaris.

The current directors and principal officers of Polaris are:

---------------------------------------- ---------------------------------------
Name                                     Position with and Principal Occupation
---------------------------------------- ---------------------------------------
Bernard R. Horn, Jr.                     President and Treasurer
---------------------------------------- ---------------------------------------
Kathleen Jacobs                          Vice President and Secretary
---------------------------------------- ---------------------------------------
Sumanta Biswas                           Vice President
---------------------------------------- ---------------------------------------
Lorraine Horn                            Director
---------------------------------------- ---------------------------------------
Christopher McLeod                       Director
---------------------------------------- ---------------------------------------
Lucy Goreham                             Chief Compliance Officer
---------------------------------------- ---------------------------------------

The directors and principal officers of Polaris may be reached at Polaris' address above.

Polaris' pure value style of investment management combines proprietary investment technology and traditional fundamental research to uncover companies with the most undervalued cash flow or assets, in any industry or country. Polaris takes an all-cap approach and utilizes bottom-up analysis, anchored by its proprietary "Global Cost of Equity" model, to select between 50 and 75 stocks for inclusion in the Fund's portfolio.

Under the terms of the Prior Polaris Sub-Advisory Agreement and the New Polaris Sub-Advisory Agreement, Polaris receives sub-advisory fees from Allegiant/PNC Capital with respect to the portion of the assets of the Fund allocated to Polaris at the annual fee rate of 0.35% of the first $125 million of assets managed, 0.40% of assets managed between $125 million and $200 million and 0.50% of assets managed over $200 million.

Polaris provides investment management services to registered investment companies with similar investment objectives to that of the Fund ("Similar Funds") with the following asset sizes and advisory fees:

--------------------------------------- -------------------------------------- --------------------------------------
Similar Fund                            Size of Fund as of 6/30/09             Advisory Fee
--------------------------------------- -------------------------------------- --------------------------------------
Polaris Global Value Fund               $159.7 million                         1.00%
--------------------------------------- -------------------------------------- --------------------------------------
Quant Foreign Value Fund                $332.8 million                         0.35% on the first $35 million;
                                                                               0.40% over $35 million but less than
                                                                               $200 million; 0.50% on $200 million
                                                                               and over
--------------------------------------- -------------------------------------- --------------------------------------
Quant Foreign Value Small Cap Fund      $38.2 million                          0.35% on the first $35 million;
                                                                               0.40% over $35 million but less than
                                                                               $200 million; 0.50% on $200 million
                                                                               and over
--------------------------------------- -------------------------------------- --------------------------------------

Day-to-day management of Polaris' portion of the Fund's portfolio is the responsibility of a team of portfolio managers that includes:

--------------------------------------- ----------------------------------------------------------------------------
Name                                    Business Experience
--------------------------------------- ----------------------------------------------------------------------------
Bernard R. Horn, Jr.                    Mr. Horn is responsible for the day-to-day management of the International
President and Chief Investment          Value Component of the Fund.
Officer, Polaris
Years with Polaris: 15                  Mr. Horn founded Polaris, sub-adviser for the Fund, in 1995.
Industry experience:  29 years
--------------------------------------- ----------------------------------------------------------------------------
Sumanta Biswas, CFA                     Mr. Biswas is responsible for research and assisting in management of the
Assistant Portfolio Manager, Polaris    International Value Component of the Fund.
Years with Polaris: 8
Industry experience:  12 years          Mr. Biswas joined Polaris in 2002.
--------------------------------------- ----------------------------------------------------------------------------

GEAM

Pursuant to the GEAM Sub-Advisory Agreement, GEAM manages a portion of the Fund's portfolio, subject to the supervision of PNC Capital and the Board. GEAM is registered as an investment adviser under the Advisers Act. GEAM's principal office is located at 3001 Summer Street, P.O. Box 7900, Stamford, Connecticut 06904. GEAM is a wholly-owned subsidiary of General Electric Company ("GE"). GE's principal office is located at 3135 Easton Turnpike, Fairfield, CT 06828. As of June 30, 2009, GEAM managed approximately $110 billion in assets.

The current directors and principal officers of GEAM are:

---------------------------------------- ----------------------------------------------------------------------------
Name                                     Position with and Principal Occupation
---------------------------------------- ----------------------------------------------------------------------------
James W. Ireland III                     Director, Chairman of the Board, President and Chief Executive Officer
---------------------------------------- ----------------------------------------------------------------------------
Cheryl H. Beacock                        Director and Senior Vice President - Human Resources
---------------------------------------- ----------------------------------------------------------------------------
Daniel O. Colao                          Director and Executive Vice President and Chief Financial Officer
---------------------------------------- ----------------------------------------------------------------------------
Paul M. Colonna                          Director and Executive Vice President; President and Chief Investment
                                         Officer - Fixed Income
---------------------------------------- ----------------------------------------------------------------------------
Michael J. Cosgrove                      Director and Executive Vice President; President and CEO, Mutual Funds and
                                         Intermediary Business
---------------------------------------- ----------------------------------------------------------------------------
Ralph R. Layman                          Director and Executive Vice President; President and CIO, Public Equities
---------------------------------------- ----------------------------------------------------------------------------
Matthew J. Simpson                       Director and Executive Vice President, General Counsel & Secretary
---------------------------------------- ----------------------------------------------------------------------------
Judith A. Studer                         Director and Executive Vice President; GEAM Chief Market Strategist
---------------------------------------- ----------------------------------------------------------------------------
John J. Walker                           Director and Executive Vice President and Chief Operating Officer
---------------------------------------- ----------------------------------------------------------------------------
David B. Carlson                         Co-Chief Investment Officer - U.S. Equity Investments
---------------------------------------- ----------------------------------------------------------------------------
Robert S. Herlihy                        Senior Vice President; Chief Compliance Officer
---------------------------------------- ----------------------------------------------------------------------------
Donald W. Torey                          Executive Vice President; President, Alternative Assets
---------------------------------------- ----------------------------------------------------------------------------
David W. Wiederecht                      Executive Vice President, President - Investment Strategies
---------------------------------------- ----------------------------------------------------------------------------
Michael J. Solecki                       Co-Chief Investment Officer - International Equity Investments
---------------------------------------- ----------------------------------------------------------------------------

The directors and principal officers of GEAM may be reached at GEAM's address above.

GEAM's investment philosophy is that not all stocks are fairly valued by the markets and that stocks with low price-to-cash earnings ratios relative to long-term growth rates can produce above average investment returns. This philosophy results in an investment style that can be characterized as growth at a reasonable price or "GARP." GEAM employs a fundamental investment decision-making process that is disciplined and research driven with bottom-up stock selection. GEAM utilizes a multi-portfolio manager approach whereby each portfolio manager will manage a separate sleeve of the Fund's portfolio that is assigned by PNC Capital to GEAM. Each GEAM team member offers a diverse investment background, experience and conviction so that each team member may select different individual securities for the separate sleeve that member manages. However, the team members operate collaboratively and share a common philosophy and investment process and each member of the portfolio team is familiar with the stocks held in GEAM's aggregate portion of the Fund's portfolio. The individual portfolio sleeves are aggregated by GEAM to ensure that the portion of the Fund's portfolio managed by GEAM meets the investment requirements set forth in the Fund's Prospectus and Statement of Additional Information.

Each portfolio manager selects stocks to buy and sell by combining fundamental analysis with qualitative analysis that utilizes a proprietary ranking system. The companies are ranked based on certain criteria, including quality of management, financial condition, transparency, fundamental momentum and market position.

Under the terms of the GEAM Sub-Advisory Agreement, GEAM receives sub-advisory fees from PNC Capital with respect to the portion of the assets of the Fund allocated to GEAM at the annual fee rate of 0.55% of the first $50 million of assets managed, 0.50% of assets managed between $50 million and $100 million, 0.45% of assets managed between $100 million and $150 million, and 0.40% of assets managed over $150 million.

GEAM provides investment management services to registered investment companies with similar investment objectives to that of the Fund ("Similar Funds") with the following asset sizes and advisory fees:

-------------------------------- ------------------ -------------------------------------------------------------------
Similar Fund                      Size of Fund as   Advisory Fee
                                    of 6/30/09
                                   (in millions)
-------------------------------- ------------------ -------------------------------------------------------------------
GE Funds - International         38.0               The Fund pays GEAM an investment management fee which is accrued
Equity Fund                                         daily and paid monthly up to a maximum annual fee rate of 0.80%.

                                                    The Fund pays administration fees (amounting to 0.05%)
                                                    pursuant to a separate contract.
-------------------------------- ------------------ -------------------------------------------------------------------
GE Institutional Funds -         1,904.3            The Fund pays GEAM an investment management fee which is accrued
International Equity Fund                           daily and paid monthly at the following rates:
(available to institutional
investors ONLY)                                           Average Daily Net            Annual Rate
                                                            Assets of Fund             Percentage
 ------------------------------- ------------------ -------------------------------------------------------------------

                                                          First $25 million              0.75%
                                                     ---------------------------------------------
                                                          Next $50 million               0.65%
                                                     ---------------------------------------------
                                                          Over $75 million               0.55%
                                                     ---------------------------------------------

                                                    From time to time, GEAM may waive or reimburse advisory or administrative fees paid by the Fund.
 ------------------------------ ------------------- -------------------------------------------------------------------
 GE Investment Funds -          17.2
 International Equity Fund                           First $100 million of average
                                                     daily net assets                    1.00%
                                                     ---------------------------------------------
                                                     Next $100 million of average
                                                     daily net assets                    0.95%
                                                     ---------------------------------------------
                                                     Over $200 million of average
                                                     daily net assets                    0.90%
                                                     ---------------------------------------------

 ------------------------------ ------------------- -------------------------------------------------------------------

Day-to-day management of GEAM's portion of the Fund's portfolio will be the responsibility of a team of portfolio managers. Ralph R. Layman serves as the lead portfolio manager. Mr. Layman oversees the entire team and assigns a portion of the overall portion of the Fund's portfolio assigned to GEAM to each portfolio manager, including himself. Each portfolio manager is limited to the management of his portion of the portfolio, the size of the portion which Mr. Layman determines on an annual basis. The portfolio managers do not operate independently of each other, rather, the team operates collaboratively, communicating purchases or sales of securities on behalf of the portfolio. GEAM's portfolio management team includes:

--------------------------------------- ----------------------------------------------------------------------------
Name                                    Business Experience
--------------------------------------- ----------------------------------------------------------------------------
Ralph R. Layman, CFA                    Mr. Layman is the lead portfolio manager for GEAM's portion of the Fund's
President and Chief Investment          portfolio.
Officer, GEAM
Years with GEAM: 18                     Mr. Layman joined GEAM in 1991.
Industry experience: 30
--------------------------------------- ----------------------------------------------------------------------------
Brian Hopkinson, AIA                    Mr. Hopkinson is a co-portfolio manager for GEAM's portion of the Fund's
Senior Vice President, GEAM             portfolio.
Years with GEAM: 13
Industry experience: 31                 Mr. Hopkinson joined GEAM in 1996.
--------------------------------------- ----------------------------------------------------------------------------
Michael J. Solecki, CFA                 Mr. Solecki is a co-portfolio manager for GEAM's portion of the Fund's
Co-Chief Investment Officer, GEAM       portfolio.
Years with GEAM: 19
Industry experience: 22                 Mr. Solecki joined GEAM in 1990.
--------------------------------------- ----------------------------------------------------------------------------
Jonathan L. Passmore                    Mr. Passmore is a co-portfolio manager for GEAM's portion of the Fund's
Senior Vice President, GEAM             portfolio.
Years with GEAM: 8
Industry experience: 34                 Mr. Passmore joined GEAM in 2001.
--------------------------------------- ----------------------------------------------------------------------------
Paul Nestro, CFA                        Mr. Nestro is a co-portfolio manager for GEAM's portion of the Fund's
Senior Vice President, GEAM             portfolio.
Years with GEAM: 16
Industry experience: 16                 Mr. Nestro joined GEAM in 1993.
--------------------------------------- ----------------------------------------------------------------------------
Makoto Sumino, CFA                      Mr. Sumino is a co-portfolio manager for GEAM's portion of the Fund's
Senior Vice President, GEAM             portfolio.
Years with GEAM: 13
Industry experience: 21                 Mr. Sumino joined GEAM in 1996.
--------------------------------------- ----------------------------------------------------------------------------

AGGREGATE FEES

Pursuant to the terms of the Prior Investment Advisory Agreement, Interim Investment Advisory Agreement and the New Investment Advisory Agreement, the Fund pays an annual advisory fee of 1.00% of its average daily net assets. For the fiscal year ended May 31, 2009, the Fund paid Allegiant advisory fees of $2,803,732 of which Allegiant waived $183,117.

For the fiscal year ended May 31, 2009, the aggregate sub-advisory fee paid by Allegiant to Polaris pursuant to the Prior Polaris Sub-Advisory Agreement was $468,165.01. This aggregate sub-advisory fee represents 0.20% of the average net assets of the Fund.

The fees paid by Allegiant or to be paid by PNC Capital to the Sub-Advisers depend on the fee rates negotiated by Allegiant/PNC Capital and on the percentage of the Fund's assets allocated to the Sub-Advisers by Allegiant/PCS. Because Allegiant/PNC Capital pays the Sub-Advisers' fees out of their own fees received from the Fund, there is no "duplication" of advisory fees paid. THERE WILL BE NO INCREASE IN ADVISORY FEES TO THE FUND AND ITS SHAREHOLDERS IN CONNECTION WITH THE HIRING OF ANY NEW SUB-ADVISER TO THE FUND.

TERMS OF THE SUB-ADVISORY AGREEMENTS

The New Polaris Sub-Advisory Agreement and the GEAM Sub-Advisory Agreement are attached hereto as Appendix A and Appendix B, respectively.

The Sub-Advisory Agreements shall continue in effect for an initial two year term from the effective date, and thereafter for successive periods of one year, subject to annual approval by the Board unless sooner terminated as provided in certain provisions contained in the Sub-Advisory Agreements.

The Sub-Advisory Agreements provide that each Sub-Adviser is authorized, subject to the general supervision and oversight of PNC Capital and the Board, and in accordance with the Fund's investment objective, policies and restrictions as stated in the Prospectus, Statement of Additional Information and resolutions of the Board applicable to the Fund, to provide a continuous investment program for the portion of the Fund's assets allocated to the Sub-Adviser. Additionally, each Sub-Adviser is authorized to select the brokers that will execute the purchases and sales of securities for the Fund, and is directed to use its best efforts to obtain the best available price and most favorable execution for such purchases and sales of securities.

Polaris will be liable to PNC Capital or the Fund for its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the New Polaris Sub-Advisory Agreement. GEAM will be liable to PNC Capital or the Fund for its willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties under the GEAM Sub-Advisory Agreement.

Each Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act). The New Polaris Sub-Advisory Agreement may be terminated at any time without payment of any penalty by PNC Capital on sixty days' written notice to Polaris or by Polaris on one hundred eighty days' written notice to PNC Capital and the Trust. The GEAM Sub-Advisory Agreement may be terminated at any time without payment of any penalty by PNC Capital or GEAM on sixty days' written notice to the other party. Each Sub-Advisory Agreement may also be terminated by the Trust by action of the Board or by a vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act) on sixty days' written notice to the Sub-Adviser.

GENERAL INFORMATION

The principal executive offices of the Trust are located at 760 Moore Road, King of Prussia, Pennsylvania 19406. The principal offices of PNC Capital are located at 200 Public Square, 5th Floor, Cleveland, Ohio 44114. The Trust's co-administrator and transfer agent is PNC Global Investment Servicing (U.S.) Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406. The Trust's underwriter is Professional Funds Distributor LLC, 760 Moore Road, King of Prussia, Pennsylvania 19406. The Trust's custodian is PFPC Trust Company, which will be renamed PNC Trust Company on or about June 7, 2010, located at 8800 Tinicum Boulevard, 4th Floor, Philadelphia, PA 19153. Counsel to the Trust and the Independent Trustees is Drinker, Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996.

No commissions were paid to affiliated brokers by the Fund during the fiscal year ended May 31, 2009.

THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL REPORT TO SHAREHOLDERS OF THE TRUST UPON REQUEST. REQUESTS FOR SUCH REPORTS SHOULD BE DIRECTED TO ALLEGIANT FUNDS, C/O PNC GLOBAL INVESTMENT SERVICING, P.O. BOX 9795, PROVIDENCE, RHODE ISLAND 02940, OR BY CALLING 1-800-622-FUND (3863).

                                                                      APPENDIX A

                         FORM OF SUB-ADVISORY AGREEMENT

                       ALLEGIANT INTERNATIONAL EQUITY FUND

         THIS SUB-ADVISORY AGREEMENT ("AGREEMENT") is made as of September 30, 2009 by and between PNC CAPITAL ADVISORS, LLC, a Delaware limited liability company ("ADVISER"), and POLARIS CAPITAL MANAGEMENT, LLC, a Massachusetts limited liability company ("SUB-ADVISER").

         WHEREAS, Allegiant Funds, a Massachusetts business trust ("TRUST"), is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended ("1940 ACT"); and

         WHEREAS, pursuant to an Advisory Agreement dated _______, 2009 ("ADVISORY AGREEMENT") by and between the Trust and the Adviser, the Trust has appointed the Adviser to furnish investment advisory and other services to the Trust to manage the Trust's International Equity Fund ("FUND"); and

         WHEREAS, the Trust operates pursuant to the conditions in its Manager-of-manager Order from the Securities and Exchange Commission (SEC File No. IC-27596 ("Order"); and

         WHEREAS, the Adviser has agreed to provide certain investment advisory duties under the Advisory Agreement and the Adviser is permitted to delegate certain of its investment advisory duties under the Advisory Agreement and consistent with the Order; and

         WHEREAS, subject to the terms and provisions of this Agreement, the Adviser desires to retain the Sub-Adviser to furnish investment advisory services to the Trust; and

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. CERTAIN DEFINITIONS. For purposes of this Agreement, in addition to the terms defined elsewhere herein.

         (a) the terms "MAJORITY OF THE OUTSTANDING VOTING
SECURITIES","INTERESTED PERSONS", "INVESTMENT COMPANY", and "ASSIGNMENT" have the meanings ascribed to those terms in the 1940 Act;

         (b) "AVERAGE DAILY ASSETS" means, as to a Monthly Period (as defined in
Section 9 below) an amount equal to the sum of the daily market value of that portion of the assets of the Fund that have been allocated to the Sub-Adviser pursuant to Section 3(a)(i) below for each calendar day in the Monthly Period divided by the number of days in the Monthly Period;

         (c) "EXISTING SUBADVISER CLIENTS" means all clients of the Sub-Adviser that are investment companies or would be investment companies but for Sections 3(c)(1) or 3(c)(7) of the 1940 Act. All Existing Subadviser Clients are identified on SCHEDULE B.

2. APPOINTMENT AND ACCEPTANCE; DELIVERY OF DOCUMENTS.

         (a) Subject to the supervision of the Adviser and the Trust's Board of Trustees ("BOARD") and the terms and provisions of this Agreement, the Adviser hereby appoints the Sub-Adviser to act as investment adviser for the Fund, and the Sub-Adviser accepts such appointment and agrees to furnish the services set forth herein for the compensation provided herein, during the Services Period (as defined in Section 9 below).

         (b) The Sub-Adviser acknowledges that it has received copies of the Trust's most recent prospectuses and statements of additional information with respect to the Fund.

3. SERVICES OF SUB-ADVISER.

         (a) The Sub-Adviser will provide the following services to the Adviser:

             (i) The Sub-Adviser will provide a continuous program of investment management for that portion of the assets of the Fund that, from time to time, may be allocated to it and according to the investment strategy stated at the time of the allocation. The allocation may be determined by the Adviser or the Board, in writing, by an authorized officer of the Trust. It is understood that the assets so allocated may consist of all, a portion of, or none of the assets of the Fund, and that the Board or the Adviser has the right to allocate and reallocate such assets at any time, and from time to time, upon such notice to the Sub-Adviser as may be reasonably necessary, in the view of the Trust and the Adviser, to ensure orderly management of the Fund.

             (ii) Assist the Adviser in providing a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. The Sub-Adviser will assist the Adviser in determining from time to time what securities and other investments will be purchased, retained or sold by the Fund with respect to the Fund. The Sub-Adviser will provide the services rendered by it under this Agreement in accordance with the Fund's investment objective, policies, and restrictions as stated in the Prospectus, Statement of Additional Information, and resolutions of the Board applicable to the Fund;

         (b) Transmit trades to the Trust's custodian for proper settlement;

         (c) Prepare a quarterly broker security transaction summary and monthly security transaction listing for that portion of the assets of the Fund that may be allocated to the Sub-Adviser pursuant to Section 3(a)(i) above;

         (d) Maintain all books and records with respect to the Fund's securities transactions effected by it as required by subparagraphs (b)(5), (6),
(7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act; and

         (e) Supply the Trust and the Board with reports and statistical data as reasonably requested.

4. OTHER COVENANTS. The Sub-Adviser agrees that it:

         (a) will comply with all applicable rules and regulations of the Securities and Exchange Commission ("SEC") and will in addition conduct its activities under this Agreement in accordance with other applicable laws;

         (b) will use the same skill and care in providing such services as it uses in providing services to similar fiduciary accounts for which it has investment responsibilities;

         (c) will not make loans to any Person to purchase or carry shares in the Fund or make interest-bearing loans to the Trust or the Fund;

         (d) will maintain a policy and practice of conducting its investment advisory services hereunder independent of any affiliated person of Polaris or the Adviser;

         (e) will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In selecting brokers or dealers for executing portfolio transactions, the Sub-Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction the Sub-Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Sub-Adviser also may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to any fund and/or other accounts over which the Sub-Adviser or any affiliate of the Sub-Adviser exercises investment discretion. The Sub-Adviser is authorized, subject to the prior approval of the Board, to negotiate and pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion. Notwithstanding the foregoing, no prior approval by the Board will be required so long as the broker or dealer selected by the Sub-Adviser provides best price and execution on a particular transaction. In no instance will Fund securities be purchased from or sold to the Adviser, any Sub-Adviser, Professional Funds Distributors, LLC ("PFD") (or any other principal underwriter to the Trust) or an affiliated person of either the Trust, the Adviser, the Sub-Adviser, or PFD (or such other principal underwriter) unless permitted by rule, regulation, or order of the SEC. In executing portfolio transactions for the Fund, the Sub-Adviser may, but will not be obligated to, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased with those of other funds and its other clients where such aggregation is not inconsistent with the policies set forth in the Trust's registration statement. In such event, the Sub-Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and such other clients;

         (f) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Fund and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld and will be deemed granted where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities or when so requested by the Trust).

         (g) in providing the services described in this Agreement, the Sub-Adviser will not consult with any other investment advisory firm that provides investment advisory services to the Fund or any other investment company sponsored by the Adviser regarding transactions for the Fund in securities or other assets, except as permitted by applicable law.

         (h) The Sub-Adviser acknowledges that the Adviser and the Trust may rely on Rules 17a-7, 17a-10, 10f-3 and 17e-1 under the 1940 Act, and the Sub-Adviser hereby agrees that it shall not consult with any other investment adviser to the Trust with respect to transactions in securities for the sub-advised assets or any other transactions in the Trust's assets, other than for the purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's written request; provided, however, that the Sub-Adviser may retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records required to be maintained by it pursuant to
Section 3(d) of this Agreement.

6. EXPENSES. The Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction costs, if any) purchased or sold for the Fund; provided, however, that the Sub-Adviser need not pay more than $10,000 per Annual Period (as defined in Section 9 below) for expenses incurred by it in providing marketing support to the Adviser as requested by the Adviser.

7. FEES. For each Monthly Period (as defined in Section 9 below), the Adviser will pay to the Sub-Adviser, monthly in arrears within ten days after the end of the relevant Monthly Period, an annualized fee (each, a "FEE" and collectively, the "FEES"), calculated as follows:

         (a) If the Average Daily Assets for the Monthly Period is less than or equal to $125,000,000, the Fee for the Monthly Period will equal the product of
(i) the Average Daily Assets for the Monthly Period multiplied by (ii) .029167%.

         (b) If the Average Daily Net Assets for the Monthly Period is greater than $125,000,000 but less than or equal to $200,000,000, the Fee for the Monthly Period will equal the sum of (i) $36,458 plus (ii) the product of (A) the difference between the Average Daily Assets for the Monthly Period less $125,000,000 multiplied by (B) .03333%.

         (c) If the Average Daily Assets for the Monthly Period is greater than $200,000,000, the Fee for the Monthly Period shall equal the sum of (i) $61,458 plus (ii) the product of (A) the difference between the Average Daily Assets for the Monthly Period less $200,000,000 multiplied by (B) .04167%. The foregoing provisions are consistent with the description of fees set forth in SCHEDULE A.

8. LIMITATION OF LIABILITY. The Sub-Adviser will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

9. TERM; TERMINATION.

         (a) The initial term of this Agreement will be two years ("INITIAL TERM"), unless it is terminated earlier in accordance with its terms. Thereafter, this Agreement will continue in effect for successive twelve month periods (each a "RENEWAL TERM") so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those members of the Board who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund. For purposes of this Agreement, "SERVICES PERIOD" means the Initial Term and any Renewal Term. The Services Period will be divided into (i) consecutive annual periods of twelve months each that commence on October 1 and expire on September 30 (each, an "ANNUAL PERIOD"), (ii) each Annual Period will be divided into four consecutive, three-month periods (each, a "QUARTERLY PERIOD"), and (iii) each Quarterly Period will be divided into three consecutive calendar months (each, a "MONTHLY PERIOD").

         (b) Notwithstanding any contrary provision in this Agreement, this Agreement may be terminated as follows:

             (i) This Agreement will terminate automatically upon the effective date of the termination of the Advisory Agreement with respect to the Fund for any reason (whether by the Trust, by the Adviser, or by operation of law).

             (ii) This Agreement may be terminated as to the Fund at any time by the Adviser or by the Trust (by vote of the majority of those members of the Board who are not interested persons of any party to this Agreement or by vote of a majority of the outstanding voting securities of the Fund) on sixty days written notice to the Sub-Adviser, or by the Sub-Adviser on one hundred eighty days written notice to the Trust, provided that in the case of termination by the Trust or the Sub-Adviser, notice shall be given simultaneously to the Adviser.

             (iii) This Agreement will terminate immediately in the event of its assignment.

10. REPRESENTATIONS AND WARRANTIES.

10.1 The Sub-Adviser hereby represents and warrants to the Adviser, the Trust, and the Fund as follows:

         (a) ORGANIZATION, AUTHORITY AND QUALIFICATION OF SUB-ADVISER. The Sub-Adviser is a corporation duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has all necessary power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Sub-Adviser, the performance by the Sub-Adviser of its obligations hereunder and the consummation by the Sub-Adviser of the transactions contemplated hereby have been duly authorized by all requisite action on the part of the Sub-Adviser. This Agreement has been duly executed and delivered by the Sub-Adviser, and this Agreement constitutes a legal, valid and binding obligation of the Sub-Adviser enforceable against the Sub-Adviser in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or similar laws affecting the rights of creditors generally or by general equitable principles.

         (b) NO CONFLICT. The execution, delivery and performance of this Agreement by the Sub-Adviser do not and will not (i) violate, conflict with or result in the breach of any provision of the organizational or governing documents of the Sub-Adviser, (ii) conflict with or violate any law or governmental order applicable to the Sub-Adviser or its business, or (iii) conflict with or result in any breach of or constitute a default (or event which with the giving of notice or lapse or time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation, or cancellation of, or result in the creation of any encumbrance on any of the assets or properties of the Sub-Adviser pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which the Sub-Adviser is a party or by which any of such assets or properties are bound or affected which would have a material adverse effect on the ability of the Sub-Adviser to provide the services contemplated by this Agreement.

         (c) CONSENTS AND APPROVALS. The execution, delivery and performance of this Agreement by the Sub-Adviser do not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to any governmental authority, or any other person. The Sub-Adviser possesses all necessary licenses and governmental approvals and meets all other legal requirements needed to provide the services required hereunder.

         (d) LITIGATION. No action by or against the Sub-Adviser is pending or, to the knowledge of the Sub-Adviser after due inquiry, threatened, that (i) could affect the legality, validity or enforceability of this Agreement or (ii) seeks to delay or prevent the consummation of, or that would be reasonably likely to materially adversely affect the Sub-Adviser's ability to provide, the services contemplated by this Agreement.

         (e) INFRINGEMENT. No program or application used by the Sub-Adviser in the performance or delivery of services hereunder will violate any copyright or patent right or infringe on any proprietary rights.

         (f) AGREEMENTS. Neither the Sub-Adviser nor any of its affiliates is a party to any contract, agreement or understanding, whether oral or written, relating specifically to the furnishing of investment advisory services for any person that is an investment company or would be an investment company but for Sections 3(c)(1) or 3(c)(7) of the 1940 Act, other than an Existing Sub-Adviser Client.

10.2 The Adviser hereby represents and warrants to the Sub-Adviser as follows:

         (a) ORGANIZATION, AUTHORITY AND QUALIFICATION OF ADVISER. The Adviser is a corporation duly organized and validly existing under the laws of the State of Delaware and has all necessary power and authority to enter into this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Adviser, the performance by the Adviser of its obligations hereunder and the consummation by the Adviser of the transactions contemplated hereby have been duly authorized by all requisite action on the part of the Adviser. This Agreement has been duly executed and delivered by the Adviser, and this Agreement constitutes a legal, valid and binding obligation of the Adviser enforceable against the Adviser in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or similar laws affecting the rights of creditors generally or by general equitable principles.

         (b) NO CONFLICT. The execution, delivery and performance of this Agreement by the Adviser do not and will not (i) violate, conflict with or result in the breach of any provision of the organizational or governing documents of the Adviser, (ii) conflict with or violate any law or governmental order applicable to the Adviser or its business, or (iii) conflict with or result in any breach of or constitute a default (or event which with the giving of notice or lapse or time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation, or cancellation of, or result in the creation of any encumbrance on any of the assets or properties of the Adviser pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which the Adviser is a party or by which any of such assets or properties are bound or affected which would have a material adverse effect on the ability of the Adviser to provide the services contemplated by this Agreement.

         (c) CONSENTS AND APPROVALS. The execution, delivery and performance of this Agreement by the Adviser do not and will not require any consent, approval, authorization or other order of, action by, filing with or notification to any governmental authority, or any other person, except as otherwise provided herein.

         (d) LITIGATION. No action by or against the Adviser is pending or, to the knowledge of the Adviser after due inquiry, threatened, that (i) could affect the legality, validity or enforceability of this Agreement or (ii) seeks to delay or prevent the consummation of this Agreement.

11. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement shall be effective until approved by vote of a majority of the outstanding voting securities of the Fund to the extent required under the 1940 Act.

12. MISCELLANEOUS.

         (a) The Adviser may use the Sub-Adviser's name in all prospectuses, proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of the Fund, to broker-dealers, or to the public as long as the Sub-Adviser does not notify the Adviser in writing that such use infringes the rights of any third party ("Materials"). The Adviser will furnish the Sub-Adviser with a copy of all Materials that refer to the Sub-Adviser before they are used. The Sub-Adviser will consent to such references unless it reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser's right to object to such materials is limited to the portions of the materials that expressly relate to the Sub-Adviser, its services, and its clients.

         (b) The headings in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement will be binding upon and will inure to the benefit of the parties hereto and their permitted successors or assigns, and will be governed by Ohio law. This Agreement may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

13. NAMES. The names "ALLEGIANT FUNDS" and "Trustees of ALLEGIANT FUNDS" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated January 28, 1986, as amended, which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and the principal office of the Trust. The obligations of "ALLEGIANT FUNDS" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the Trust Property, and all persons dealing with any class of shares of the Trust must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Trust.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                            POLARIS CAPITAL MANAGEMENT, LLC


                                            By: ________________________________

                                            Name: ______________________________

                                            Title: _____________________________



                                            PNC CAPITAL ADVISORS, LLC


                                            By: ________________________________

                                            Name: ______________________________

                                            Title: _____________________________

                                   SCHEDULE A
                                       TO
                             SUB-ADVISORY AGREEMENT

                       ALLEGIANT INTERNATIONAL EQUITY FUND


                                      FEES


The Adviser will pay the Sub-Adviser an annualized fee with respect to the portion of assets of the Fund allocated to the Sub-Adviser pursuant to Section 3(a)(i) of the Agreement consistent with the following schedule:

------------------------------------------- -----------------------------
       Up to $125 million               -           35 basis points
------------------------------------------- -----------------------------
       $125 to $200 million             -           40 basis points
------------------------------------------- -----------------------------
       Over $200 million                -           50 basis points
------------------------------------------- -----------------------------

Each specified number of basis points applies only to assets within its adjacent dollar range. For example, if the size of the Sub-Adviser's allocation is $300 million, the Sub-Adviser would be paid 35 basis points on the first $125 million; 40 basis points on the next $75 million; and 50 basis points on the amount over $200 million.

                                                                      APPENDIX B
                                     FORM OF

                             SUB-ADVISORY AGREEMENT

         SUB-ADVISORY AGREEMENT made this 30th day of September, 2009, between PNC Capital Advisors, LLC (the "Adviser"), a Delaware limited liability company, on behalf of The Allegiant Funds ("Trust") a Massachusetts business trust, and GE Asset Management Incorporated (the "Sub-Adviser"), an investment adviser having its principal place of business in Stamford, Connecticut.

         WHEREAS, the Adviser serves as investment adviser to the Trust, a multiple series, registered open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") pursuant to an Interim Investment Advisory Agreement dated ________________, 2009 ("Advisory Agreement");

         WHEREAS, the Trust operates pursuant to the conditions in its Manager-of-manager Order from the Securities and Exchange Commission (SEC File No. IC-27596) ("Order");

         WHEREAS, the Adviser has agreed to provide certain investment advisory duties under the Advisory Agreement and the Adviser is permitted to delegate certain of its investment advisory duties under the Advisory Agreement and consistent with the Order; and

         WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish investment advisory services to the International Equity Fund, an investment portfolio of the Trust (the "Fund") and may retain the Sub-Adviser to serve in such capacity, and the Sub-Adviser represents that it is willing and possesses legal authority to so furnish such services without violation of applicable laws and regulations;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. APPOINTMENT. Adviser hereby appoints the Sub-Adviser to act as sub-adviser to the Fund as permitted by the Adviser's Advisory Agreement with the Trust pertaining to the Fund for the period and on the terms set forth in this Agreement and consistent with the Order. It is understood that the Adviser may assign a portion of or none of the assets of the Fund (the "Fund Account") to the Sub-Adviser, and that the Adviser has the right to allocate and reallocate such assets to the Fund Account at any time, and from time to time, upon such notice to the Sub-Adviser as, in the Adviser's opinion, may be reasonably necessary to ensure orderly management of the Fund. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2. SUB-ADVISORY SERVICES. Subject to the supervision of the Trust's Board of Trustees, the Sub-Adviser will assist the Adviser in providing a continuous investment program for the Fund, including investment research and management with respect to all securities and investments, and cash equivalents to the extent applicable, in the Fund Account. The Sub-Adviser may determine what securities and other investments will be purchased, retained or sold by the Trust for the Fund Account, including with the assistance of the Adviser, the Fund Account's investments in futures and forward currency contracts; manage in consultation with the Adviser the Fund Account's temporary investments in securities; and manage the Fund Account's overall cash position, and determine from time to time what portion of the Fund Account's assets will be held in different currencies. The Sub-Adviser will provide the services under this Agreement in accordance with the Fund's investment objectives, policies, and restrictions as stated in the Prospectus and resolutions of the Trusts's Board of Trustees. The Sub-Adviser acknowledges that the Adviser and the Trust may rely on Rules 17a-7, 17a-10, 10f-3 and 17e-1 under the 1940 Act, and the Sub-Adviser hereby agrees that it shall not consult with any other investment adviser to the Trust with respect to transactions in securities for the Fund Account or any other transactions in the Trust's assets, other than for the purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

3. BROKERAGE. The Sub-Adviser shall select brokers and dealers for any purchase or sale of assets of the Fund Account and is hereby directed to obtain for the Fund Account in such transactions "best price and best execution." Consistent with the foregoing and to the extent permitted by the 1940 Act, the Sub-Adviser may, in the allocation of portfolio brokerage business and the payment of brokerage commissions, consider the brokerage and research services furnished the Sub-Adviser by brokers and dealers, in accordance with the provisions of
Section 28(e) of the Securities Exchange Act of 1934, as amended. In no instance will portfolio securities be purchased from or sold to an affiliated person of the Adviser, the Sub-Adviser, or any affiliated person of the Company, the Adviser or the Sub-Adviser, except to the extent permitted by the 1940 Act and the Securities and Exchange Commission (the "SEC").

4. COVENANTS BY SUB-ADVISER. The Sub-Adviser agrees that with respect to the services provided to the Company, it:

    (a) will use the same skill and care in providing such services as it uses in providing services to its other accounts for which it has investment responsibilities and will act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims;

    (b) will conform with all applicable rules and regulations of the SEC under the 1940 Act, and in addition, will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Sub-Adviser;

    (c) will be responsible for taking action with respect to any voluntary corporate actions, proxies, notices, reports and other communications relating to any of the Fund Account's portfolio securities, except that to the extent the Adviser instructs the Sub-Adviser to vote proxies on behalf of the Fund Account, such proxies will be voted pursuant to the Sub-Adviser's proxy voting policy and any such reports will be provided in a standardized format. In addition, the Sub-Adviser will bear no responsibility in connection with class actions relating to the Fund or Fund Account's portfolio securities, including filing proofs of claims, but shall promptly notify the Adviser to the extent the Sub-Adviser is made aware of such a class action with respect to the Fund or Fund Account;

    (d) will maintain all books and records with respect to the securities transactions of the Fund Account, will furnish the Adviser and Trust's Board of Trustees with such periodic and special reports as the Adviser or the Board may reasonably request with respect to the Fund Account, and will provide in advance to the Adviser all reports to the Trust's Board of Trustees for examination and review within a reasonable time prior to the Trust's Board meetings;

    (e) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and the Fund, the respective portfolio holdings, and prior, present, or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust;

    (f) will attend regular business and investment-related meetings with the Trust's Board of Trustees and the Adviser if requested to do so by the Trust and/or the Adviser; and

    (g) in providing the services described in this Agreement, the Sub-Adviser will not consult with any other investment advisory firm that provides investment advisory services to the Fund or any other investment company sponsored by the Adviser regarding transactions for the Fund in securities or other assets, except as permitted by applicable law.

5. SUB-ADVISER'S REPRESENTATIONS. The Sub-Adviser hereby represents and warrants that it (i) is duly registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended; and (ii) that it is willing and possesses all requisite legal authority to provide the services contemplated by this Agreement without violation of applicable law and regulations.

6. DELIVERY OF DOCUMENTS. The Adviser has furnished the Sub-Adviser with the Fund's most recent Prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto. The Adviser will furnish the Sub-Adviser from time to time, with copies of all amendments of or supplements to the foregoing. The Sub-Adviser agrees to furnish to the Adviser and the Trust such information with regard to its affairs as each may reasonably request.

7. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Company's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

8. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, the Sub-Adviser will be entitled to a fee, computed daily and payable quarterly, from the Adviser, calculated at the annual rate of 0.55% of the first $50 million of assets managed, 0.50% of assets managed between $50 million and $100 million, 0.45% of assets managed between $100 million and $150 million, and 0.40% of assets managed over $150 million.

9. EXPENSES. The Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund Account.

10. LIMITATION OF LIABILITY. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties, the Sub-Adviser shall not be liable for any action or omission in the course of, or connected with, rendering services hereunder. The Adviser shall hold the Sub-Adviser harmless for any loss suffered as a consequence of any action or inaction of any other service provider to the Fund or Account in failing to observe the instructions of the Adviser or the Sub-Adviser and for any losses, claims, damages, liabilities or litigation (including legal and other reasonable expenses) arising out of or based on registration statements, shareholder reports, proxy materials, sales literature or other materials pertaining to the Fund. For the avoidance of doubt, it is agreed that the relative investment performance of the Fund Account shall not constitute a breach by the Sub-Adviser of these obligations. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties, the Adviser shall not be liable for any action or omission in the course of, or connected with this Agreement. Subject to the foregoing limitations, the Sub-Adviser shall hold the Adviser harmless (including costs and expenses and associated attorney's fees) from and against any claim made involving the conduct of the Sub-Adviser.

11. DURATION AND TERMINATION.

    (a) This Agreement will become effective as of the date first written above, and will continue for an initial two-year term and will continue thereafter so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trust's Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Trust.

    (b) This Agreement may be terminated at any time without the payment of any penalty, on sixty (60) days prior written notice by the Sub-Adviser or by the Adviser or by a vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund.

    (c) This Agreement will immediately terminate in the event of its assignment. As used in this Agreement, the terms "majority of the outstanding voting securities", "interested persons" and "assignment" shall have the same meanings as ascribed to such terms in the 1940 Act.

12. NOTICE. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed to:

         IF TO THE ADVISER:

         PNC Capital Advisors, LLC
         Attn: _____________________

         ___________________________

         ___________________________

         With a copy to:

         The PNC Financial Services Group, Inc.
         Attn:  Jennifer E. Vollmer, Esq.
         1600 Market Street, 28th Floor
         Philadelphia, PA 19103

         IF TO THE SUB-ADVISER:

         GE Asset Management
         Attn: General Counsel
         3001 Summer Street
         Stamford, CT 06904

13. SERVICES NOT EXCLUSIVE. The services furnished by the Sub-Adviser hereunder are deemed not to be exclusive, and nothing in this Agreement shall (i) prevent the Sub-Adviser or any affiliated person (as defined in the 1940 Act) of the Sub-Adviser from acting as investment adviser or manager for any other person or persons, including other management investment companies with investment objectives and policies the same as or similar to those of the Fund or (ii) limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities or other investments (including any securities or other investments which the Fund is eligible to buy) for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Sub-Adviser agrees that it will not undertake any activities which, in its reasonable judgment, will adversely affect the performance of its obligations to the Fund under this Agreement. For the avoidance of doubt, the foregoing does not in any way limit the Sub-Adviser's ability to provide investment advisory or subadvisory services to another investment vehicle with similar investment objectives to the Fund.

14. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment of this Agreement for which approval by the outstanding voting securities of the Fund is required under the 1940 Act shall be effective until approved by vote of a majority of the outstanding voting securities of the Fund.

15. GOVERNING LAW. This Agreement shall be governed by and its provisions shall be construed in accordance with the laws of the State of Delaware.

16. SEVERABILITY. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

17. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

18. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                      * * *

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                             PNC CAPITAL ADVISORS, LLC

                                             By:
                                                 -------------------------------

                                             GE ASSET MANAGEMENT INCORPORATED

                                             By:
                                                --------------------------------

                                                                      APPENDIX C

           SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5%
                OF THE ALLEGIANT INTERNATIONAL EQUITY FUND AS OF
                                SEPTEMBER 8, 2009

FUND NAME AND CLASS/ SHAREHOLDER             SHARES OUTSTANDING      PERCENTAGE
--------------------------------             ------------------      ----------


INTERNATIONAL EQUITY FUND CLASS C

FIRST CLEARING, LLC
JAMES LEVIN AND JILL LEVIN
CLEVELAND OH 44113-2948                             3,962.050          16.76%

FIRST CLEARING, LLC
RICHARD H WETHERILL
PEORIA IL 61615-6607                                2,950.488          12.48%

MERRILL LYNCH PIERCE FENNER & SMITH INC
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
JACKSONVILLE FL 32246-6486                          2,124.360           8.99%

FIRST CLEARING, LLC
HELENE M SIEGEL (ROTH IRA)
FCC AS CUSTODIAN
HIGHLANDS NC 28741                                  1,363.400           5.77%


INTERNATIONAL EQUITY FUND CLASS I

SHELDON & CO (REINV)
ATTN TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                         9,439,381.253          42.92%

SHELDON & CO TTEE
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                         6,315,728.118          28.72%

KEY BANK NA TTEE FBO
FOUNDATION BALANCED FUND
CLEVELAND OH 44101-4871                         2,930,271.635          13.32%

SHELDON & CO
C/O NATIONAL CITY BANK
TRUST MUTUAL FUNDS
CLEVELAND OH 44101-4984                         2,010,204.948           9.14%

                                      C-1